Exhibit 10.27

                              AGREEMENT FOR SECURED
                                 LINE OF CREDIT

                                                                PHOENIX, ARIZONA
                                                              SEPTEMBER __, 2001

     This agreement for a secured line of credit (the "AGREEMENT"), effective September __, 2001, between and among EBIZ ENTERPRISES, INC. ("EBIZ") and JONES BUSINESS SYSTEMS, INC. ("JBSI") ("MAKERS"), and CALDERA SYSTEMS, INC. ("LENDER").

                                    RECITALS

     A. Makers are in the business of manufacture and sale of computers and computer components.

     B. JBSI and Lender are parties to that certain Distribution Agreement dated November 8, 2000 (the "DISTRIBUTION AGREEMENT"), pursuant to which JBSI served as the nonexclusive distributor of certain products sold by Lender identified in the Distribution Agreement and certain other goods and products (the "PRODUCTS"), and participated in a long term and mutually beneficial business relationship relating to the purchase, distribution and sale by Makers of Lender's products.

     C. Lender previously extended credit terms to Makers to facilitate the purchase by Makers of the Products. The outstanding balance due to Lender by Makers as of the date of this Agreement is $542,125.61 (the "OUTSTANDING BALANCE").

     D. Lender is willing to provide the additional credit and financing needed by Makers up to $250,000.00 through a line of credit on a secured basis, pursuant to the terms and conditions of this Agreement (the "LINE OF CREDIT") conditioned upon the execution of a promissory note in the amount of the Outstanding Balance of even date herewith (the "SECURED PROMISSORY NOTE") and a security agreement by Makers conveying a security interest in all of the assets of Makers in order to secure the Outstanding Balance and all amounts that may become due and owing under the Line of Credit. In the event that Makers file a petition for relief under Chapter 11 of the Bankruptcy Code, Lender agrees to continue to provide the Line of Credit to Makers conditioned upon approval of this Agreement, pursuant to 11 U.S.C. ss.364, by the Bankruptcy Court.

     E. A necessary precondition to the Lender entering into this Agreement is for the Makers to execute this Agreement, the Secured Promissory Note, the Security Agreement, a UCC-1 Financing Statement, (collectively referred to hereinafter as the "LOAN DOCUMENTS").

     F. Obtaining credit and financing from Lender is critical to the ability of Makers to continue their business operations and without such financing Makers believe they would likely not be able to operate successfully as a going concern. Entering into this Agreement and executing each of the Loan Documents is, in the exercise of Makers' best business judgment, in the best interest of Makers.

     In consideration of the above recitals, the following representations, warranties, covenants and conditions, and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

                                   SECTION ONE
              REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

     Makers represent, warrant, and covenant that:

     (1) Makers have been duly incorporated and organized and are existing as corporations in good standing under the laws of their jurisdiction of incorporation; Makers have the power and authority to own the property that shall serve as collateral for all of the advances and loans made by Lender to Makers (the "Collateral"), pursuant to this Agreement and the Secured Promissory Note, to enter into and perform this Agreement, and any other document or instrument delivered in connection herewith.

     (2) Makers have good title to the Collateral and are the legal and beneficial owner thereof;

     (3) Makers shall execute, acknowledge, deliver, record and file such further instruments and do such further acts (including delivery of financing statements) as Lender in its sole and absolute judgment deems necessary, desirable or proper to carry out the purposes of this Agreement and to subject to the security interest created hereby any property intended to be covered hereby;

                                   SECTION TWO
                                AMOUNT OF CREDIT

     Until further notice, and on the condition that Makers not be in default with respect to any of the terms of this Agreement, Lender will make available to Makers the Line of Credit in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) in order to permit Makers to purchase Products from Lender.

                                  SECTION THREE
                                  TERMS OF LOAN

     Makers may from time to time order and purchase Products from Lender without paying for such Products at the time of placing the order. By doing so, Makers are requesting and shall be deemed to have requested an extension of credit under the Line of Credit (a "CREDIT REQUEST"). The aggregate value of the Products shipped by Lender in response to any order of Products for which Makers have made a Credit Request shall constitute a draw and a reduction in the amount of available unused credit available under the Line of Credit (the "DRAW Amount"). Each such Draw Amount shall be due and owing to Lender on that date which is 30 days from date that the Products, which were the subject of the Credit Request giving rise to the Draw Request, were shipped to Makers or the customers designated by Makers (the "DUE DATE"). All amounts advanced by Lender hereunder shall bear interest from the date the funds are advanced until paid at the rate of ten percent (10%) per annum (the "STATED RATE"). Makers shall also execute the form of Secured Promissory Note in the amount of the Outstanding

Balance, attached hereto as Exhibit "A." All amounts are payable in lawful money of the United States.

                                  SECTION FOUR
                            TERMINATION OF AGREEMENT

     This Agreement, each of the Loan Documents, and the rights and obligations of each of the parties hereunder and thereunder shall terminate and be of no further force or effect on the date that all amounts due and owing under this Agreement and the Secured Promissory Note have been paid in full to Lender (the "TERMINATION DATE"). Upon the Termination Date, Lender shall (and Lender shall cause its nominees and any affiliates that have any rights under this Agreement or any of the Loan Documents to) execute, acknowledge, deliver, record and/or file any and documents, releases, termination of security interest statements and the like, execute, deliver, record and/or file such documents of reassignment, reconveyance and the like, and take any and all actions reasonably requested by Makers or any successor to Makers as may be necessary to release all security interests, liens, charges and the like on the assets of Makers, any securities of Makers or which otherwise arise under or with respect to this Agreement, the Loan Documents or any such related agreements, documents or instruments.

                                  SECTION FIVE
                               SECURITY FOR LOANS

     All funds advanced to Makers by Lender, including all amounts evidenced by the Secured Promissory Note are secured by collateral pursuant to the Security Agreement.

                                   SECTION SIX
               EVENTS OF DEFAULT AND LENDER'S RIGHTS AND REMEDIES

     The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

     (A) Nonpayment of any Draw Amount on any Due Date;

     (B) Failure to perform any duty or obligation of Makers under this Agreement or to pay any sum due or otherwise advanced under this Agreement of the Secured Promissory Note;

     (C) Any material representation or warranty made by Makers to Lender in connection with or pursuant to this Agreement is false in any material respect on the date as of which it was made or becomes false in any material respect;

     (D) Makers defaults in the performance or observance of any of the other Loan Documents;

     Upon the occurrence of an Event of Default, Lender shall provide to Makers a written Notice of Default at the address set forth herein and a period of thirty (30) days from the date of the Notice of Default in order to cure all defaults under this Agreement and/or any of the other Loan Documents. If any such defaults remain uncured as of the close of business on the thirtieth day following the date of the Notice of Default: (i) the unpaid principal balance, and accrued unpaid interest and all other amounts due or otherwise advanced under this Agreement and the Secured Promissory Note shall automatically without notice bear interest at a rate equal to fifteen percent (15%) percentage points (the "DEFAULT RATE") until the default has been cured, at which time interest shall again accrue at the Stated Rate; (ii) the whole sum of principal, accrued interest and all other amounts due under this Agreement and the Secured Promissory Note may, at the option of the Lender be declared due and payable, with interest thereon to accrue at the Default Rate from the date of the Event of Default until the Event of Default has been cured at which time interest shall again accrue at the Stated Rate; and (iii) the Lender may exercise any of the rights and remedies contained herein, in the Secured Promissory Note, or in the Security Agreement.

     The rights or remedies of Lender as provided in this Agreement, the Secured Promissory Notes and the Security Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together against Makers, any guarantor hereof and any other funds, property or security held by Lender for payment hereof or otherwise at the sole, absolute and uncontrolled discretion of Lender. No single or partial exercise of any power hereunder or under any of the Loan Documents shall preclude other or further exercise of such power or the exercise of any other right, remedy or power.

     Lender shall not be obligated to accept any delinquent payment, nor shall acceptance of any delinquent payment or any late charges prejudice Lender's right to collect any other amounts under this Agreement or the Secured Promissory Note, to declare a default under or to accelerate this Agreement or the Secured Promissory Note in the event of any subsequent Event of Default or to exercise any other rights or remedies provided herein or by law.

                                  SECTION SEVEN
                           AMENDMENT AND MODIFICATION

     This Agreement and the Secured Promissory Note may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought; provided, however, that this paragraph shall in no way be a limitation on the provisions of the consents and waivers set forth above.

                                  SECTION EIGHT
                  SEVERABILITY, ENFORCEABILITY AND CONSTRUCTION

     Each provision of this Agreement is intended to be severable. Makers and Lender further intend and believe that each provision in this Agreement and the Secured Promissory Note complies with all applicable local, state and federal laws and court decisions. However, if any provision or provisions in this Agreement or the Secured Promissory Note is or are found by a court of law to be in violation of an applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion or provision(s) of this Agreement or the Secured Promissory Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of Makers that such portion, provision(s) shall be given full force and effect to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Agreement and such Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision(s) are not contained herein, and that the rights, obligations and interests of the Makers under the remainder of this Agreement and the Secured Promissory Note shall continue in full force and effect.

                                  SECTION NINE
                               TIME OF THE ESSENCE

     Time is of the essence of this Agreement.

                                   SECTION TEN
                      GOVERNING LAW, JURISDICTION AND VENUE

     The enforcement, performance, discharge, lack of performance and formation of this Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Arizona, regardless of any applicable conflict-of-law rules to the contrary.

     The Makers and Lender also hereby:

          (A) irrevocably submit to the jurisdiction of the Superior Court of Maricopa County, State of Arizona, or any successor to said court, and to the jurisdiction of the United States District Court for the District of Arizona, or any successor to said court (hereinafter referred to as the "ARIZONA COURTS") for purposes of any suit, action or other proceeding which relates to the transactions contemplated in this Agreement;

          (B) to the extent permitted by applicable law, waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that they are not personally subject to the jurisdiction of the Arizona Courts; that the suit, action or proceeding is brought in an inconvenient forum; that the venue of the suit, action or proceeding is improper; or that this Agreement or any transaction provided for herein may not be enforced in or by the Arizona Courts; and

          (C) agree not to seek, and hereby waive, any collateral review by any other court with the exception of any timely filed appeal, which may be called upon to enforce the judgment or any of the Arizona Courts, of the merits of any such suit, action or proceeding or the jurisdiction of said Arizona Court.

                                 SECTION ELEVEN
                               ADDITIONAL ACTIONS

     Each party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments and documents as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

                                 SECTION TWELVE
                                 ATTORNEYS' FEES

     In the event of any claim, controversy or dispute arising out of or relating to this Agreement, or the breach thereof, the prevailing party shall be entitled to recover reasonable attorneys' fees incurred in connection with any arbitration or court proceeding set by the court sitting without a jury.

                                SECTION THIRTEEN
                               REMEDIES CUMULATIVE

     The remedies of the parties hereto under this Agreement are cumulative and shall not exclude any other remedies to which any party may be lawfully entitled.

                                SECTION FOURTEEN
                               COMPUTATION OF TIME

     Whenever the last day for the exercise of any privilege or discharge of any duty hereunder shall fall upon Saturday, Sunday or any public or legal holiday, whether under federal or state law, the party having such privilege or duty shall have until 5:00 p.m. (Mountain time) on the next succeeding regular business day to exercise such right or to discharge such duty.

                                 SECTION FIFTEEN
                                    AUTHORITY

     Any individual signing below on behalf of a corporation, partnership or other entity hereby personally represents that he or she has full authority to bind the party or parties on whose behalf he or she is signing subject only to Bankruptcy Court approval.

                                 SECTION SIXTEEN
                                ENTIRE AGREEMENT

     This Agreement, including the exhibits and schedules hereto, and the Loan Documents contain the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, express or implied, oral or written, among the parties with respect to such subject matter. The express terms of this Agreement shall control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Each of the exhibits and schedules hereto is incorporated herein by this reference and constitutes a part of this Agreement.

                                SECTION SEVENTEEN
                                   TERMINOLOGY

     All captions, headings or titles in the paragraphs or sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement or a limitation of the scope of the particular paragraph or section to which they apply. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall, where appropriate, include all other genders and the singular shall include the plural and vice versa.

                                SECTION EIGHTEEN
                                     NOTICES

     All communications or notices required or permitted to be given or served under this Agreement shall be in writing and shall be deemed to have been duly given or made if: (a) delivered in person or by courier (e.g., Federal Express),
(b) deposited in the United States mail, postage prepaid, for mailing by certified or registered mail, return receipt requested, or (c) sent by facsimile and addressed to the intended recipient at the address and/or the facsimile number set forth below such party's signature at the end of this Agreement. All communications and notices shall be effective upon delivery in person or by courier, three (3) days after being deposited in the United States mail or two
(2) business hours after being sent by facsimile. Any party may change his or her address and/or facsimile number by giving notice in writing, stating his or her new address and/or facsimile number, to all of the other parties in the foregoing manner. Copies of all notices to Makers shall also be sent to Christopher R. Kaup, Esq., Tiffany & Bosco, P.A., 1850 North Central, Fifth Floor, Phoenix, Arizona 85004, facsimile: 602-255-0103.

                                SECTION NINETEEN
                             SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective assigns, legal representatives, executors, heirs and successors, provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other parties hereto, and any attempt to do so shall be void.

                                 SECTION TWENTY
                                  COUNTERPARTS

     This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same agreement. This Agreement shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above,

                                      LENDER:
                                      CALDERA SYSTEMS, INC.


                                      By: /s/ Ransom H. Love
                                          --------------------------------------
                                          Its President
                                          Address: 240 West Center Street
                                                   Orem UT  84057




STATE OF UTAH     )
                  ) ss.
County of Utah    )

     The foregoing instrument was acknowledged before me this ____ day of September, 2001, by __________________________ the President of Caldera Systems, Inc.


                                           -------------------------------------
                                           Notary Public

My Commission Expires:

--------------------

                                      MAKERS:
                                      EBIZ ENTERPRISES, INC.
                                      JONES BUSINESS SYSTEMS, INC.


                                      By: /s/ Dave Shaw
                                          --------------------------------------
                                      Dave Shaw
                                      President of JBSI
                                      CEO of EBIZ
                                      Address: 10225 East Via Linda
                                               Suite 300
                                               Scottsdale, Arizona  85258-5314


STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

     The foregoing instrument was acknowledged before me this ____ day of September, 2001 by Dave Shaw, the CEO of EBIZ Enterprises, Inc., and President of Jones Business Systems, Inc.


                                           -------------------------------------
                                           Notary Public

My Commission Expires:

--------------------